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                                                              EXHIBIT 10(iii)(M)


                        DALLAS SEMICONDUCTOR CORPORATION


                                  AMENDMENT TO
                       AGREEMENT, DATED MAY 20, 1999, WITH
                                   CHAO C. MAI



                  RESOLVED, that, a "Change in Control" as defined in Section
         1.3 thereof having not occurred, the May 1999 Agreement between the Corporation and Mr. Chao C. Mai, as heretofore amended on November 18, 2000, be and the same hereby is, further amended, pursuant to Section
         6.1 thereof, effective immediately, by deleting Section 3.2 thereof in its entirety; and, further, by the adoption of this resolution, said amendment shall have the same force and effect as if set forth in a separately executed amendment to said May 1999 Agreement.


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                                  AMENDMENT TO
                       AGREEMENT, DATED MAY 20, 1999, WITH
                                MICHAEL L. BOLAN


                  RESOLVED, that, a "Change in Control" as defined in Section
         1.3 thereof having not occurred, the May 1999 Agreement between the Corporation and Mr. Michael L. Bolan, as heretofore amended on November 18, 2000, be and the same hereby is, further amended, pursuant to
         Section 6.1 thereof, effective immediately, by deleting Section 3.2 thereof in its entirety; and, further, by the adoption of this resolution, said amendment shall have the same force and effect as if set forth in a separately executed amendment to said May 1999 Agreement.


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                                  AMENDMENT TO
                       AGREEMENT, DATED MAY 20, 1999, WITH
                                  ALAN P. HALE


                  RESOLVED, that, a "Change in Control" as defined in Section
         1.3 thereof having not occurred, the May 1999 Agreement between the Corporation and Mr. Alan P. Hale, as heretofore amended on November 18, 2000, be and the same hereby is, further amended, pursuant to Section
         6.1 thereof, effective immediately, by deleting Section 3.2 thereof in its entirety; and, further, by the adoption of this resolution, said amendment shall have the same force and effect as if set forth in a separately executed amendment to said May 1999 Agreement.
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                             SECRETARY'S CERTIFICATE


         I, Marla K. Suggs, Corporate Secretary of Dallas Semiconductor Corporation, a Delaware corporation, do hereby certify that the attached resolutions were duly adopted by the Board of Directors of the Corporation, at a meeting duly called and held on January 28, 2001, at which a quorum was present and voting throughout, and that said resolutions are still in full force and effect and have not in anywise been amended, modified or rescinded:

         IN WITNESS WHEREOF, I have hereunto set my hand and seal of office on this, the 5th day of February, 2001.


                                      /s/ Marla K. Suggs
                                      ------------------------------------------
                                      Marla K. Suggs
                                      Corporate Secretary